o 117STKP1
                         SUPPLEMENT DATED JUNE 24, 1998
                              TO THE PROSPECTUS OF
                          FRANKLIN CORPORATE QUALIFIED
                                  DIVIDEND FUND
                             dated February 1, 1998

On June 23, 1998, the Board of Trustees of Franklin Managed Trust approved a proposal to dissolve Franklin Corporate Qualified Dividend Fund (the "fund"), to liquidate the fund's assets, and to distribute the fund's net assets to shareholders. The liquidation is scheduled for July 15, 1998.

As of July 1, 1998,  shares of the fund will no longer be offered for sale.

On July 15, 1998, the fund will liquidate its assets and distribute its net assets to fund shareholders. If you are a fund shareholder on July 15, 1998, we will mail you a check for the value of your account on that date.